SUMMARY PROSPECTUS	March 31, 2017
(as supplemented on August 3, 2017)

Horizon Active Risk Assist® Fund
Advisor Class: ARAAX
Institutional Class: ACRIX
Investor Class: ARANX
__________________

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  The current statutory Prospectus and Statement of Additional Information (“SAI”) dated March 31, 2017, as supplemented on August 3, 2017, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.horizonmutualfunds.com/ara-fund.  You can also get this information at no cost by calling 1-855-754-7932 or by sending an e-mail request to funds@horizoninvestments.com.

Investment Objective: The investment objective of the Horizon Active Risk Assist® Fund (the “Risk Assist Fund”) is to capture the majority of the returns associated with equity market investments, while mitigating downside risk through use of a risk overlay strategy (the “Risk Assist strategy”).

Fees and Expenses of the Risk Assist Fund:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Risk Assist Fund.
Shareholder Fees (fees paid directly from your investment)	Advisor Class	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.16%	0.21%	0.30%
Shareholder Servicing Expenses(1)	None	None	0.10%
Interest and Dividend Expense on Securities Sold Short	0.01%	0.00%	0.01%
Remaining Other Expenses	0.15%	0.21%	0.19%
Acquired Fund Fees and Expenses(2)	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses	1.74%	1.54%	1.63%
Fee Waiver and Expense Reimbursements(3)	-0.09%	-0.14%	-0.13%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements	1.65%	1.40%	1.50%
(1)	Prior to July 1, 2017, Shareholder Servicing Expenses for Investor Class shares of the Risk Assist Fund were 0.25% of average daily net assets.
(2)
This number represents the combined total fees and operating expenses of the underlying funds owned by the Risk Assist Fund and is not a direct expense incurred by the Risk Assist Fund or deducted from Fund assets.  Since this number does not represent a direct operating expense of the Risk Assist Fund, the operating expenses set forth in the Risk Assist Fund’s financial highlights do not include this figure.

(3)
The Risk Assist Fund’s investment adviser, Horizon Investments, LLC, has contractually agreed to waive its fees and reimburse expenses of the Risk Assist Fund, at least until December 31, 2018, so that the Total Annual Fund Operating Expenses After Fee Waivers and Reimbursement (exclusive of front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses (such as litigation)) will not exceed 1.42%, 1.17% and 1.27% of average daily net assets for Advisor Class, Institutional Class and Investor Class shares, respectively; provided, however, that any fees waived and expenses reimbursed are subject to possible recoupment by the Adviser, within three years after the end of the fiscal year in which such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the foregoing expense limit.  Only the Horizon Funds’ Board of Trustees may elect to terminate the advisory fee waiver agreement.

Example:  This Example is intended to help you compare the cost of investing in the Risk Assist Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Risk Assist Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Risk Assist Fund’s operating expenses remain the same (taking into account the contractual expense limitation).  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$168	$539	$935	$2,044
Institutional Class	$143	$473	$826	$1,823
Investor Class	$153	$533	$938	$2,072

Portfolio Turnover.  The Risk Assist Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Risk Assist Fund’s performance. During the most recent fiscal period ended November 30, 2016, the Risk Assist Fund’s portfolio turnover rate was 563% of the average value of the portfolio.

Principal Investment Strategies of the Risk Assist Fund
The Risk Assist Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), seeks to achieve the Risk Assist Fund’s investment objective by using a multi-discipline active asset allocation investment approach. Horizon allocates the Risk Assist Fund’s assets across various sectors of the global securities markets.  In addition, Horizon seeks to mitigate downside risk through its Risk Assist strategy, which is an active risk reduction strategy intended to guard against large declines in an equity portfolio.

Global Securities Strategy

Horizon executes its global securities allocation strategy by allocating assets across one or more of the following sectors of the global securities markets:

• U.S. Common Stocks
• Foreign Developed Market Common Stocks
• Emerging Market Common Stocks
• Real Estate Investment Trusts (“REITs”)
• Government Bonds
• Corporate Bonds
• International Bonds
• Municipal Bonds
• High Yield Bonds

Horizon selects asset classes using a flexible approach that allocates the Risk Assist Fund’s portfolio between asset classes that Horizon believes offer the opportunity for the highest projected return for a given amount of risk. This flexible approach to investing typically seeks to maximize returns by adjusting portfolio asset-allocations among various asset classes based upon near-term forecasts.  Horizon assesses projected return and expected risk using a multi-disciplined approach consisting of economic, quantitative and fundamental analysis.  Horizon expects to engage in frequent buying and selling of securities to achieve the Risk Assist Fund’s investment objective.

Horizon typically executes its strategy by investing in exchange-traded funds (“ETFs”).  Potential ETFs are reviewed for sufficient trading liquidity and fit within overall portfolio diversification needs prior to investment.  Horizon may also invest in non-ETF securities, such as individual securities or baskets of securities, when it believes such investments may offer higher return and/or lower risk than an ETF or when Horizon believes such investments will provide strategic exposure to a specific sector or market segment.  Horizon expects that the Risk Assist Fund will typically hold no more than 30 ETF positions.

Horizon selects ETFs without restriction as to the issuer country, capitalization, currency, or maturity or credit quality of the securities held by each ETF. Under normal market conditions, the Risk Assist Fund invests a majority of its assets in ETFs that invest primarily in equity securities; however, certain ETFs in which the Risk Assist Fund may invest primarily in lower-quality fixed income securities commonly known as “high yield” or “junk” bonds, which are generally rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”).   In addition, the Risk Assist Fund may buy or write options on puts or calls for investment purposes, to hedge other investments or to generate option premiums for the Risk Assist Fund, and may implement such investments through option combinations such as spreads, straddles, strangles and collars.

Additional Overlay: Risk Assist Strategy

Under the Risk Assist strategy, Horizon continually measures market conditions with a specific focus on characteristics that indicate abnormal or severe risk conditions, in order to apply a proprietary process that prompts a risk reduction of the portfolio. Horizon executes this strategy by investing up to 100% of the Risk Assist Fund’s portfolio in U.S. Treasuries or U.S. Treasury-focused securities, which may include, without limitation, Treasury bonds, Treasury notes, Treasury Inflated Protection Securities (“U.S. Treasury Securities”), U.S. Government money market funds, exchange traded options on U.S. Treasury Securities, repurchase agreements fully collateralized by U.S. Treasury Securities, or ETFs that invest in any of the foregoing.  Horizon may also engage in options transactions on individual securities, ETFs or indexes to hedge against market declines or generate returns from falling asset prices.

Although Horizon may allocate 100% of the Risk Assist Fund’s assets to the Risk Assist strategy, it is not required to.  Instead, Horizon employs the Risk Assist strategy in stages, and Horizon may allocate between 0% and 100% of the Risk Assist Fund’s assets to the Risk Assist strategy, depending on Horizon’s determination of current market risk.

The Risk Assist Fund will typically sell portfolio securities to adjust portfolio allocations as described above, to seek to secure gains or limit potential losses, or when Horizon otherwise believes it is in the best interest of the Risk Assist Fund.

Principal Risks of the Risk Assist Fund
Many factors affect the Risk Assist Fund’s performance. The Risk Assist Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Risk Assist Fund invests.  The Risk Assist Fund is not federally insured or guaranteed by any government agency.  You may lose money by investing in the Risk Assist Fund.

Emerging Markets Risk.  In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Equity Securities Risk.  Equity securities have greater price volatility than fixed income securities.  The market price of equity securities owned by the Risk Assist Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.

ETF Risk.  You will indirectly pay fees and expenses charged by the ETFs in addition to the Risk Assist Fund’s direct fees and expenses.  As a result, the cost of investing in the Risk Assist Fund will be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in stocks and bonds.  Each ETF is subject to specific risks, depending on the nature of the fund.  These risks could include sector risk (increased risk from a focus on one or more sectors of the market), as well as risks associated with fixed income securities or foreign currencies.

Fixed Income Risk.  When the Risk Assist Fund invests in fixed income securities, options on fixed income securities or in securities in which the underlying investments are fixed income securities, the value of your investment in the Risk Assist Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of the fixed income securities owned by the Risk Assist Fund or its underlying investments.  Issuers of floating rate debt are exposed to higher interest payments in a rising rate environment.  Issuers may default on interest and principal payments.  Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

Fluctuation of Net Asset Value (“NAV”); Unit Premiums and Discounts. The NAV of the shares of the ETFs in which the Risk Assist Fund may invest will generally fluctuate with changes in the market value of the ETF’s securities holdings and supply and demand of the ETF’s shares on the exchanges on which the ETF’s shares are traded. The market prices of an ETF’s shares may deviate significantly from the NAV of the ETF’s shares during periods of market volatility. If the Risk Assist Fund purchases an ETF’s shares at a time when the market price is at a premium to the NAV of the ETF’s shares or sells at a time when the market price is at a discount to the NAV of the ETF’s shares, then the Risk Assist Fund may sustain losses that are in addition to any losses caused by a decrease in NAV.

Foreign Currency Risk.  Foreign currency-linked investment risk includes market risk, credit risk and country risk.  Market risk results from adverse changes in exchange rates in the currencies in which the Risk Assist Fund’s underlying investments are long or short.  Credit risk results because a currency-trade counterparty may default.  Country risk arises because a government may interfere with transactions in its currency.

Foreign Securities Risk. Investing in securities issued by companies whose principal business activities are outside the United States, or investing in American Depositary Receipts (“ADRs”) or ETFs focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, and they are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of greater price volatility and possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets from foreign markets, political or financial instability, or diplomatic and other developments, which could affect such investments.

High Yield or Junk Bond Risk. Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).

Large Capitalization Company Risk.    Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Management Risk.  The ability of the Risk Assist Fund to meet its investment objective is directly related to the allocation of the Risk Assist Fund’s assets.  Horizon may allocate the Risk Assist Fund’s investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Risk Assist Fund’s value may be adversely affected.

Market Risk.  Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Risk Assist Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Risk Assist Fund to potentially significant losses.

Real Estate Risk.  Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.  REIT performance depends on the types and locations of the rental properties it owns and on how well it manages those properties.

Risk Assist Strategy Risk.  There can be no guarantee that the Risk Assist strategy will be successful in preventing losses in the Risk Assist Fund’s portfolio.  Because the Risk Assist strategy may be implemented in stages, the Risk Assist Fund may have market exposure during times when the Risk Assist strategy is being implemented.  To the extent that the Risk Assist strategy is implemented, the Risk Assist Fund will likely not benefit from capital appreciation or income from the equity markets.

Smaller and Medium Issuer Risk.  Investments in underlying investments that own small and medium capitalization companies and direct investments in individual small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.

Turnover Risk.  As a result of its trading strategies, the Risk Assist Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional expenses. High rates of portfolio turnover may lower the performance of the Risk Assist Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Risk Assist Fund realizes capital gains when securities are sold, the Risk Assist Fund must generally distribute those gains to shareholders, increasing the Risk Assist Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

Performance
The bar chart illustrates the risks of investing in Investor Class shares of the Risk Assist Fund by showing the Risk Assist Fund’s average returns for each calendar year since inception.  The Average Annual Total Returns table shows how the Risk Assist Fund’s average annual returns compare with those of a broad measure of market performance, as well as an additional index that reflects the market sectors in which the Risk Assist Fund may invest.  The Risk Assist Fund’s past performance, before and after taxes, is not necessarily an indication of how the Risk Assist Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

The Risk Assist Fund is the successor to the investment performance of the Predecessor Risk Assist Fund as a result of the reorganization of the Predecessor Risk Assist Fund into the Risk Assist Fund on February 8, 2016.  Accordingly, the performance information shown prior to February 8, 2016 is that of the Predecessor Risk Assist Fund.  The Predecessor Risk Assist Fund was also advised by Horizon and had substantially the same investment objective, strategies and policies as the Risk Assist Fund.

Calendar Year Returns as of December 31

During the period shown in the bar chart, the best performance for a quarter was 3.07% (for the quarter ended September 30, 2016).  The worst performance was -8.12% (for the quarter ended September 30, 2015).

Risk Assist Fund
Average Annual Total Returns
For the periods ended December 31, 2016	One Year	Since Inception of Class*
Investor Class
Return Before Taxes	3.14%	-0.46%
Return After Taxes on Distributions	2.92%	-0.67%
Return After Taxes on Distributions and Sale of Fund Shares	1.94%	-0.37%
Advisor Class
Return Before Taxes	3.11%	3.20%
Institutional Class
Return Before Taxes	N/A	2.06%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	11.96%	7.11%
S&P Global BMI ex-US Index (reflects no deduction for fees, expenses or taxes)	4.95%	-3.23%
Bloomberg Barclays Aggregate Bond Index	2.65%	1.84%

*
Investor Class shares commenced operations on August 28, 2014.  Advisor Class shares commenced operations on September 4, 2015, and Institutional Class shares commenced operations on September 9, 2016. Index information is since inception of Investor Class shares.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown.  If you own shares of the Risk Assist Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment.  A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  After-tax returns are shown for Investor Class shares only and after-tax returns for other classes will vary to the extent that each class has different expenses.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  The S&P Global BMI ex-US Index is a comprehensive, rules-based index that represents the composition of global stock markets.  The Bloomberg Barclays Aggregate Bond Index is a market-capitalization-weighted index that covers the USD denominated, investment-grade (rated Baa3 or above by Moody’s), fixed-rate, and taxable areas of the bond market.  Investors cannot invest directly in an index.

Returns would have been lower if Horizon had not waived and/or reimbursed certain expenses of the Risk Assist Fund during the periods shown.

Investment Adviser. Horizon Investments, LLC.

Portfolio Managers.  Robbie Cannon, President and CEO of Horizon, Ronald Saba, CFA, Senior Managing Director of Investment Management of Horizon, Kevin Blocker, CAIA, Senior Quantitative Strategist of Horizon, and Scott Ladner, Managing Director, Head of Quantitative and Alternative Strategies of Horizon, share responsibility for the day-to-day management of the Risk Assist Fund as Co-Portfolio Managers. Mr. Cannon, Mr. Saba, Mr. Blocker and Mr. Ladner have each been a Co-Portfolio Manager of the Risk Assist Fund since its inception in September 2014.

Purchase and Sale of Fund Shares.  You may purchase and redeem shares of the Risk Assist Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Risk Assist Fund’s Prospectus.  Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling 1-855-754-7932.  You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Risk Assist Fund is $2,500 and the minimum subsequent investment is $250 for Advisor Class and Investor Class shares.  The minimum initial investment in the Risk Assist Fund is $10 million for Institutional Class shares. There is no minimum subsequent investment for Institutional Class shares.

Tax Information.  The Risk Assist Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Risk Assist Fund through a broker-dealer or other financial intermediary (such as a bank), the Risk Assist Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Risk Assist Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.